SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 8, 2002
(Date of Report)

FISHER COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
(Address of Principal Executive Offices, including Zip Code)

(206) 404-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On November 8, 2002, Fisher Communications, Inc. (the “Company”) issued a press release announcing that the Company has retained Goldman Sachs & Co. to assist it in its evaluation of strategic alternatives for the Company. A copy of that press release is attached hereto as exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1	Press Release issued November 8, 2002.

99.2	Letter to Shareholders dated November 8, 2002.

Item 9.    Regulation FD Disclosure.

On November 8, 2002, the Company mailed to shareholders a letter regarding the determination by the Company’s board of directors for the Company to review a range of strategic alternatives. A copy of that letter to shareholders is furnished and not filed hereto as Exhibit 99.2 pursuant to Regulation FD. Some of the alternatives being reviewed include a sale of selected assets, a re-capitalization, a sale or merger, or continuing the Company’s business as presently conducted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

Dated: November 12, 2002	By	/S/ DAVID HILLARD
David D. Hillard Senior Vice President Chief Financial Officer

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Exhibit Index

99.1	Press Release issued November 8, 2002.

99.2	Letter to Shareholders dated November 8, 2002.

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